Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File

No. 333-198170

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BCD)

(each, a “Fund” and, together, the “Funds”)

Supplement dated April 1, 2021 (the “Supplement”) to the Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Administrator, Custodian, and Transfer Agent

Effective April 1, 2021, Aberdeen Standard Investments Inc. serves as the Funds’ administrator and State Street Bank and Trust Company serves as sub-administrator, custodian and transfer agent for the Funds. In connection with these changes, the SAI is hereby amended as follows:

The disclosure under the section entitled “Administrator, Custodian, and Transfer Agent” under “MANAGEMENT OF THE TRUST” on page 23 is hereby deleted in its entirety and replaced with the following:

Administrator, Sub-Administrator, Custodian, and Transfer Agent. Effective April 1, 2021, Aberdeen Standard Investments Inc. (“Administrator” or “ASII”) serves as the Funds’ administrator, and State Street Bank and Trust Company (“State Street”) serves as sub-administrator, custodian and transfer agent for the Funds. Prior to April 1, 2021, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as administrator, custodian and transfer agent for the Funds.

Under the terms of a Fund Administration Agreement, the Administrator, subject to the general supervision of the Trust’s Board of Trustees, provides various administrative, compliance, tax, accounting and financial reporting services for the maintenance and operations of the Trust and the Funds. The Administrator, an affiliate of the Funds’ Advisor, is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

ASII has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund. State Street is located at One Lincoln Street, Boston, MA 02111. Under the Master Custodian Agreement (the “Custody Agreement”) with the Trust, State Street (“Custodian”) holds the Trust’s cash and securities, maintains such cash and securities in separate accounts in the name of the Trust, maintains a statement of accounts for each account of the Trust, and may provide other services pursuant to the Custody Agreement and related agreements. The Custodian, upon the order of the Trust, receives, delivers and releases securities and makes payments for securities purchased by the Trust for the Funds. The Custodian is authorized to appoint one or more sub-custodians and is authorized to appoint foreign custodians or foreign custody managers for Trust investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent (“Transfer Agent”) for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of the Funds. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Advisor.

The following table sets forth the administration fees of each Fund paid by the Advisor to JPMorgan for the fiscal period noted:

Fund*	Administration Fees Paid During Fiscal Year Ended December 31, 2019	Administration Fees Paid During Fiscal Year Ended December 31, 2018	Administration Fees Paid During Fiscal Period Ended December 31, 2017*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$130,742	$106,824	$73,060
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$108,652	$66,463	$53,317

*The Funds commenced operations on March 30, 2017.

References to “JPMorgan” under the sections entitled “Placement of Redemption Orders Using the Clearing Process” and “Placement of Redemption Orders Outside the Clearing Process” under “Purchase and Redemption of Creation Unit Aggregations” on page 35 are hereby replaced with “State Street.”

Please retain this Supplement for future reference.